Exhibit 10.5

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Security Agreement”) is made as of the 19th day of June, 2008, by Brooke Agency Services Company LLC, a Delaware limited liability company (the “Pledgor”), in favor of Autobahn Funding Company LLC, as Lender (the “Lender”), and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, as Agent (the “Agent”), in connection with that certain Amended and Restated Credit and Security Agreement, dated as of August 29, 2006, by and among Brooke Credit Funding, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), Aleritas Capital Corp., a Delaware corporation (f/k/a Brooke Credit Corporation) (“Brooke Credit”), as Seller and Subservicer, Brooke Corporation, a Kansas corporation, as Master Agent Servicer and Performance Guarantor (the “Parent”), the Lender and the Agent. Such Amended and Restated Credit and Security Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, is hereinafter referred to as the “Credit and Security Agreement”.

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit and Security Agreement. All terms defined in Article 9 of the UCC in the State of New York as in effect on the date hereof, and not specifically defined herein or in the Credit and Security Agreement, are used herein as defined in such Article 9. In addition, the following terms have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

“Brooke Obligations” means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of Brooke Credit and/or the Parent to the Lender, the Agent and/or any other Secured Party, arising under or in connection with the Performance Guaranty, the Sale and Servicing Agreement, the Credit and Security Agreement or any other Related Document or the transactions contemplated hereby or thereby and shall include, without limitation, all liability for costs, expenses, indemnifications, repurchase obligations and all other amounts due or to become due from Brooke Credit or the Parent under the Related Documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of a bankruptcy, insolvency or similar proceeding (in each case whether or not allowed as a claim in such proceeding).

“Collateral” has the meaning specified in Section 2.

2. Security Agreement. (i) To secure the payment and performance of the Brooke Obligations and the payment and performance by the Pledgor of all of the covenants and obligations to be paid or performed by it pursuant to this Security Agreement and each other Related Document, the Pledgor hereby grants to the Agent, on behalf of the Secured Parties (and their respective successors and assigns), a security interest in all of the Pledgor’s right, title and interest in and to all of the following property and interests in property (collectively, the

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Security Agreement

“Collateral”), in each case whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located:

(a) all right, title and interest of the Pledgor in, to and under all Brooke Franchise Agreements now or hereafter existing, including, without limitation, all moneys due and to become due under or in connection with any such Brooke Franchise Agreement (whether in respect of Sales Commissions, fees, expenses, indemnities or otherwise);

(b) all other accounts, equipment, inventory, general intangibles, payment intangibles, instruments, investment property, documents, chattel paper, goods, moneys, letters of credit, letter of credit rights, certificates of deposit, deposit accounts and all other property and interests in property of the Pledgor, whether tangible or intangible, whether real property or personal property and whether now owned or existing or hereafter arising or acquired and wheresoever located; and

(c) all proceeds of the foregoing property described in clauses (a) and (b) above, including, without limitation, proceeds which constitute property of the type described in clauses (a) and (b) above and, to the extent not otherwise included, all (i) payments under any insurance policy (whether or not the Agent or the Lender is the loss payee thereof), indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing and (ii) interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Collateral;

provided that, to the extent the Pledgor is required to remit the proceeds of any Sales Commissions to The Bank of New York, as trustee under any Term Securitization entered into by the Pledgor prior to the date hereof (The Bank of New York in such capacity being the “Trustee”) pursuant to a security agreement in effect on the date hereof (a “Term Securitization Security Agreement”), the Agent’s security interest in such proceeds shall be subject and subordinate to the Trustee’s security interest for so long as the Trustee’s security interest therein remains in effect and such proceeds have not been released to the Pledgor or any of its Affiliates.

(ii) Upon the occurrence of an Event of Default or a default in respect of any obligation of the Pledgor to be performed by it pursuant to this Security Agreement or any other Related Document, the Agent shall have, in addition to all other rights and remedies under this Security Agreement or otherwise, all other rights and remedies provided to a secured party under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. The rights and remedies of a secured party which may be exercised by the Agent shall include, without limitation, the right, without notice except as specified below, to solicit and accept bids for and sell the Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker’s board or at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, 10 days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Agent to sell the Collateral on an “as is” basis, without representation or warranty of any kind. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(iii) Notwithstanding anything herein to the contrary, the proceeds of the Collateral remitted to the Agent and applied to satisfy the Brooke Obligations shall not exceed $25,000,000.

3. Obligations Unconditional. The Pledgor hereby agrees that its obligations under this Security Agreement shall be unconditional, irrespective of:

(i) the validity, enforceability, avoidance or subordination of any of the Brooke Obligations or any of the Related Documents;

(ii) the absence of any attempt by, or on behalf of, the Lender or the Agent to collect, or to take any other action to enforce, all or any part of the Brooke Obligations whether from or against Brooke Credit or the Parent, any other guarantor of the Brooke Obligations or any other party;

(iii) the election of any remedy by, or on behalf of, the Lender or the Agent with respect to all or any part of the Brooke Obligations;

(iv) the waiver, amendment, consent, extension, forbearance or granting of any indulgence by, or on behalf of, the Lender or the Agent with respect to any provision of any of the Related Documents;

(v) the failure of the Lender or the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Brooke Obligations or any rights as against any other guarantor of the Brooke Obligations or any release of any collateral security for or release of any other guarantor in respect of the Brooke Obligations;

(vi) the election by, or on behalf of, the Lender or the Agent, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;

(vii) any borrowing or grant of a security interest by Brooke Credit or the Parent, as a debtor-in-possession, under Section 364 of the Bankruptcy Code;

(viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Lender or the Agent for repayment of all or any part of the Brooke Obligations, including any amount due hereunder; or

(ix) any actual or alleged fraud by any party (other than the Lender or the Agent); or

(x) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Brooke Credit, the Parent or a guarantor (other than the defense of payment or performance).

4. Pledgor Representations and Warranties. The Pledgor represents and warrants as follows:

(i) Corporate Existence and Power. The Pledgor is a limited liability company duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all necessary powers and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which the nature of its business requires such authorization, except for any such governmental license, authorization, consent or approval the absence of which would not be reasonably likely to have a Material Adverse Effect.

(ii) No Conflict. The execution, delivery and performance by the Pledgor of this Security Agreement and each other Related Document to which it is a party are within the powers granted by the Pledgor’s organizational documents, have been duly authorized by all necessary action, do not contravene or violate (i) its organizational documents, (ii) any law, rule or regulation applicable to it in any material respect, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Pledgor. This Security Agreement and each other Related Document to which the Pledgor is named as a party has been duly authorized, executed and delivered by the Pledgor.

(iii) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Pledgor of the Related Documents to which it is a party. No injunction, writ, restraining order or other order of any nature adversely affects the Pledgor’s performance of its obligations under this Security Agreement or any other Related Document to which it is a party.

(iv) Binding Effect. The Related Documents to which the Pledgor is a party constitute its legal, valid and binding obligations enforceable against the Pledgor in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.

(v) Accuracy of Information. All information heretofore furnished by the Pledgor or any of its Affiliates to the Agent in writing for purposes of or in connection with this Security Agreement, any of the other Related Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Pledgor or any of its Affiliates to the Agent in writing will be, true and accurate in all material respects, on the date as of which such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein, taken as a whole and in context, not misleading.

(vi) Actions, Suits. There are no actions, suits or proceedings pending or, to its knowledge, threatened against or adversely affecting the Pledgor or any of its properties, in or before any court, arbitrator or other body, which, if adversely determined, would be reasonably likely to have a Material Adverse Effect. The Pledgor is not in default with respect to any order of any court, arbitrator or governmental body.

(vii) Security Interest. This Agreement, together with the financing statements filed on or prior to the date hereof, is effective to create a valid and perfected first priority security interest (subject only to the security interests granted under the Term Securitization Security Agreements entered into by the Pledgor prior to the date hereof) in (i) all Brooke Franchise Agreements in which the Pledgor has acquired or may hereafter acquire an interest and (ii) all other Collateral now existing or hereafter arising or acquired.

(viii) Not an Investment Company. The Pledgor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended from time to time, or any successor statute.

(ix) Taxes. The Pledgor has paid when due all taxes payable by it other than those taxes which are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP. The Pledgor has filed (on a consolidated basis or otherwise) on a timely basis all tax returns (including, without limitation, all foreign, federal, state, local and other tax returns) required to be filed and is not liable for taxes payable by any other Person. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge.

(x) Places of Business; Jurisdiction of Incorporation. The principal places of business and chief executive office of the Pledgor and the offices where the Pledgor keeps all its Records are located at the address(es) listed on Exhibit I hereto. The Federal Employer Identification Number for the Pledgor is correctly set forth on Exhibit I hereto. The Pledgor’s sole jurisdiction of incorporation is the State of Delaware.

(xi) Names. In the past five years, the Pledgor has not used any legal names, trade names or assumed names other than Brooke Agency Services Company LLC and has not engaged in any merger or consolidation, except as set forth on Exhibit I hereto.

(xii) Solvency. The Pledgor is solvent and will not become insolvent after giving effect to the transactions contemplated hereby; the Pledgor is paying its debts as they become due; and the Pledgor, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.

(xiii) ERISA. The Pledgor is in compliance in all material respects with ERISA and has not incurred and does not expect to incur any liabilities to the Pension Benefit Security Agreement Corporation (or any successor thereto) under ERISA.

5. Affirmative Covenants of the Pledgor. Until the Final Payout Date, the Pledgor agrees that it will perform and observe its covenants and agreements set forth in this Section 5.

(i) Reporting. The Pledgor will maintain a system of accounting established and administered in accordance with GAAP, and will furnish to the Agent:

(a) Annual Financial Reporting. Within 120 days after the close of each of its fiscal years, financial statements for the Pledgor and its consolidated Subsidiaries for such fiscal year prepared in accordance with GAAP and certified in a manner acceptable to the Agent by independent public accountants acceptable to the Agent.

(b) Quarterly Reporting. Within 45 days after the close of each of the quarterly periods of each of its fiscal years, balance sheets for the Pledgor and its consolidated Subsidiaries as at the close of each such period and statements of income and retained earnings and a statement of cash flows for the Pledgor and its consolidated Subsidiaries for the period from the beginning of such fiscal year to the end of such quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments and without footnotes) and certified by the Pledgor’s chief financial officer.

(c) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Pledgor or any of their respective Affiliates files with the Securities and Exchange Commission if any of such Persons shall have a class of security that is publicly traded.

(d) Other Information. Such other information (including non-financial information) as the Agent or the Lender may from time to time reasonably request.

(ii) Notices. The Pledgor will notify the Agent in writing of any of the following within one Business Day of learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

(a) Judgment. The entry of any judgment or decree against the Pledgor or any of its Affiliates.

(b) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding against the Pledgor or any of its Subsidiaries or to which the Pledgor or any of its Affiliates becomes a party if such litigation, arbitration proceeding or governmental proceeding, if adversely determined against the Pledgor or any of its Affiliates, would be reasonably likely to have a Material Adverse Effect.

(iii) Compliance with Laws. The Pledgor will comply in all material respects with all applicable laws, rules, regulations, orders writs, judgments, injunctions, decrees or awards to which it may be subject.

(iv) Information; Compliance Reviews. The Pledgor will furnish to the Agent from time to time such information with respect to it and its Affiliates as the Agent may reasonably request. The Pledgor shall, from time to time during regular business hours as requested by the Pledgor or the Agent permit the Agent, or any of their respective agents or representatives, at the Pledgor’s expense, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Pledgor relating to the Brooke Franchise Agreements and the other Collateral and (ii) to visit the offices and properties of the Pledgor and its Affiliates for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Pledgor’s financial condition or the Collateral or the Pledgor’s performance under the Brooke Franchise Agreements to which it is a party with any of the officers or employees of the Pledgor or such Affiliates having knowledge of such matters.

(v) Taxes. The Pledgor will pay when due any taxes payable by it other than those taxes which are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP.

(vi) Maintenance and Perfection of Collateral. The Pledgor will cause the Agent to have a first priority perfected security interest in all Collateral (subject only to the security interests granted under the Term Securitization Security Agreements entered into by the Pledgor prior to the date hereof). To the extent the Pledgor has or acquires any real property or interest therein, the Pledgor shall promptly notify the Agent thereof in writing and will furnish to the Agent all information that the Agent may reasonably request with respect thereto. If so requested by the Agent, the Pledgor will take all actions necessary or desirable, or that the Agent may reasonably request, in order to ensure that the Agent has a first priority perfected lien on all such real property and interests in real property, including, without limitation, the execution and delivery of appropriate mortgages, deeds of trust or other similar instruments as appropriate under the laws of the relevant jurisdiction where the real property is located.

6. Negative Covenants of Pledgor. Until the Final Payout Date, the Pledgor agrees that it will perform and observe its covenants and agreements set forth in this Section 6.

(i) Name Change, Offices, Records and Books of Accounts. The Pledgor will not change its name, identity or corporate structure or relocate its chief executive office or jurisdiction of organization or any office where Records are kept unless it shall have: (i) given the Agent at least 30 days prior notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation. The Pledgor will not change its jurisdiction of organization to a jurisdiction other than the State of Delaware.

(ii) Merger. The Pledgor shall not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or any material part of its assets (whether now owned or hereafter acquired) to, or acquire all or any material part of the assets of, any Person, or permit of any its Subsidiaries to do any of the foregoing, except as contemplated by the Related Documents.

(iii) Sales, Liens, Etc. The Pledgor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Collateral, or assign any right to receive income in respect thereof other than, in each case, the creation of the interests therein in favor of the Borrower, the Agent and the Secured Parties provided for in the Related Documents, and the Pledgor shall defend the right, title and interest of the Agent and the Secured Parties in, to and under the Collateral, against all claims of third parties claiming through or under the Pledgor.

(iv) Term Securitization Security Agreements. The Pledgor will not amend or otherwise modify any Term Securitization Security Agreement, and will not enter into any new Term Securitization Security Agreements.

7. Enforcement; Application of Payments. Upon the occurrence of an Event of Default, the Agent may proceed directly and at once, without notice, against the Pledgor to obtain performance of and to collect and recover the full amount, or any portion, of the Brooke Obligations, without first proceeding against Brooke Credit or the Parent, any other guarantor or any other party, or against any security or collateral for the Brooke Obligations. Subject only to the terms and provisions of the Credit and Security Agreement, the Agent shall have the exclusive right to determine the application of payments and credits, if any, from the Pledgor, Brooke Credit, the Parent or any other guarantor or from any other party on account of the Brooke Obligations or any other liability of the Pledgor to the Secured Parties.

8. Waivers. (i) The Pledgor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Brooke Credit or the Parent, protest or notice with respect to the Brooke Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Security Agreement, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on Brooke Credit or the Parent as a condition precedent to the Pledgor’s obligations hereunder), and covenants that this Security Agreement will not be discharged, except by complete payment (in cash) of the Brooke Obligations. The Pledgor further waives all notices of the existence, creation or incurring of new or additional Brooke Obligations arising from the transactions contemplated by the Related Documents, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Brooke Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Brooke Obligations, or from any other party, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Agent to secure payment of all or any part of the Brooke Obligations.

(ii) The Agent is hereby authorized, without notice or demand and without affecting the liability of the Pledgor hereunder, from time to time, (a) with the agreement of Brooke Credit or the Parent (if such agreement is required), to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Brooke Obligations, or to otherwise modify, amend or change the terms of any of the Related Documents; (b) to accept partial payments on all or any part of the Brooke Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Brooke Obligations, this Security Agreement, or any other guaranties of all or any part of the Brooke Obligations or other liabilities of Brooke Credit or the Parent, (d) to exchange, enforce, waive and release any such security or collateral; (e) to apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; and (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Brooke Obligations, this Security Agreement, any other guaranty of all or any part of the Brooke Obligations, and any security or collateral for the Brooke Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of the Pledgor hereunder.

9. Setoff. At any time after all or any part of the Brooke Obligations have become due and payable (by acceleration or otherwise), the Agent may setoff and apply toward the payment of all or any part of the Brooke Obligations any moneys, credits or other property belonging to the Pledgor, at any time held by or coming into the possession of the Agent or its affiliates.

10. Financial Information. The Pledgor hereby assumes responsibility for keeping itself informed of the financial condition of Brooke Credit and the Parent and any and all endorsers and/or other guarantors of all or any part of the Brooke Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Brooke Obligations, or any part thereof, that diligent inquiry would reveal, and the Pledgor hereby agrees that neither the Lender nor the Agent shall have any duty to advise the Pledgor of information known to it regarding such condition or any such circumstances. In the event either the Lender or the Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Pledgor, neither the Lender nor the Agent shall be under any obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which the Lender or the Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Pledgor.

11. No Marshalling; Reinstatement. The Pledgor consents and agrees that none of the Lender, the Agent nor any party acting for or on behalf of the Lender or the Agent shall be under any obligation to marshall any assets in favor of the Pledgor or against or in payment of any or all of the Brooke Obligations. The Pledgor further agrees that, to the extent that Brooke Credit, the Parent, the Pledgor or any other guarantor of all or any part of the Brooke Obligations makes a payment or payments to the Agent, or the Agent receives any proceeds of Collateral for the Brooke Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Brooke Credit, the Parent, the Pledgor, such other guarantor or any other party, or their respective estates, trustees, receivers or any other party, including, without limitation, the Pledgor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Brooke Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

12. Subrogation. Until the Brooke Obligations have been paid in full, the Pledgor (i) shall have no right of subrogation with respect to such Brooke Obligations and (ii) waives any right to enforce any remedy which the Lender or the Agent now has or may hereafter have against Brooke Credit, the Parent, any endorser or any guarantor of all or any part of the Brooke Obligations or any other party, and the Pledgor waives any benefit of, and any right to participate in, any security or collateral given to the Agent to secure the payment or performance of all or any part of the Brooke Obligations or any other liability of Brooke Credit or the Parent to the Lender or the Agent.

13. Subordination. (i) The Pledgor agrees that any and all claims of the Pledgor against Brooke Credit or the Parent, any endorser or any other guarantor of all or any part of the Brooke Obligations, or against any of their respective properties (collectively, the “Subordinated Indebtedness”), shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Brooke Obligations; provided, however, that prior to the occurrence of any Event of Default, the Pledgor shall have the right to ask, demand, sue for, take or receive any payment or distribution in respect of the Subordinated Indebtedness from Brooke Credit or the Parent. Notwithstanding any right of the Pledgor to ask, demand, sue for, take or receive any payment in respect of the Subordinated Indebtedness from Brooke Credit or the Parent, all rights, liens and security interests of the Pledgor, whether now or hereafter arising and howsoever existing, in any asset of Brooke Credit or the Parent (whether constituting part of the security or collateral given to the Agent to secure payment of all or any part of the Brooke Obligations or otherwise) shall be and hereby are subordinated to the rights of the Lender and the Agent in such asset.

(ii) From and after the occurrence of any Event of Default:

(a) The Pledgor shall have no right to possession of any asset of Brooke Credit or the Parent or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Brooke Obligations shall have been fully paid and satisfied and all financing arrangements between the Borrower, the Agent and the Lender have been terminated.

(b) If all or any part of the assets of Brooke Credit or the Parent, or the proceeds thereof, are subject to any distribution, division or application to the creditors of Brooke Credit or the Parent, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of Brooke Credit or the Parent is dissolved or if substantially all of the assets of Brooke Credit or the Parent are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any of the Subordinated Indebtedness shall be paid or delivered directly to the Agent for application to payments due hereunder.

(c) The Pledgor hereby irrevocably authorizes and empowers the Agent (as a present grant, effective the date hereof and subject only to the condition that an Event of Default exists) in respect of the Subordinated Indebtedness to demand, sue for, collect and receive every payment or distribution thereon and give acquittance therefor and to make and present for and on behalf of the Pledgor such proofs of claim and take such other action, in the Agent’s own name or in the name of the Pledgor or otherwise, as the Agent may deem necessary or advisable for the enforcement of this Security Agreement. The Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any unpaid Brooke Obligation.

(d) Should any payment, distribution, security or instrument or proceeds of any of the foregoing be received by the Pledgor upon or with respect to the Subordinated Indebtedness following the occurrence of an Event of Default and prior to the satisfaction of all of the Brooke Obligations and the termination of all financing arrangements between the Borrower and the Lender, the Pledgor shall (to the extent of unpaid Brooke Obligations) receive and hold the same in trust, as trustee, for the benefit of the Agent and shall forthwith deliver the same to the Agent, in precisely the form received (except for the endorsement or assignment of the Pledgor where necessary), for application to any of the Brooke Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Pledgor as the property of the Agent. If the Pledgor fails to make any such endorsement or assignment to the Agent, the Agent or any of its officers or employees are hereby irrevocably authorized to make the same.

(iii) The Pledgor agrees that until the Brooke Obligations have been paid in full (in cash) and satisfied (except for contingent indemnification obligations) and all financing arrangements between the Borrower and the Lender have been terminated, the Pledgor will not assign or transfer to any other party any claim the Pledgor has or may have against Brooke Credit or the Parent, without the prior written consent of the Agent.

14. Enforcement; Amendments; Waivers. No delay on the part of the Lender or the Agent in the exercise of any right or remedy arising under this Security Agreement, the Credit and Security Agreement, any of the other Related Documents or otherwise with respect to all or any part of the Brooke Obligations, the Collateral or any other guaranty of or security for all or any part of the Brooke Obligations shall operate as a waiver thereof, and no single or partial exercise by the Lender or the Agent of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Security Agreement shall be binding upon the Lender or the Agent, except as expressly set forth in a writing duly signed and delivered by the Lender or the Agent (as applicable). Failure by the Lender or the Agent at any time or times hereafter to require strict performance by Brooke Credit, the Parent, the Pledgor, any other guarantor of all or any part of the Brooke Obligations or any other party of any of the provisions, warranties, terms and conditions contained in any of the Related Documents now or at any time or times hereafter executed by such parties and delivered to the Lender or the Agent shall not waive, affect or diminish any right of the Lender or the Agent at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Lender, the Agent, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to Brooke Credit, the Parent or the Pledgor, as applicable, specifying such waiver, and is signed by the Lender or the Agent (as applicable). No waiver of any Event of Default by the Lender or the Agent shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Lender or the Agent permitted hereunder shall in any way affect or impair the Lender’s or the Agent’s rights and remedies or the obligations of the Pledgor under this Security Agreement. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by Brooke Credit or the Parent to the Lender or the Agent shall be conclusive and binding on the Pledgor irrespective of whether the Pledgor was a party to the suit or action in which such determination was made.

15. Effectiveness; Termination. This Security Agreement shall become effective upon its execution by the Pledgor and shall continue in full force and effect and may not be terminated or otherwise revoked until the Final Payout Date. If, notwithstanding the foregoing, the Pledgor shall have any right under applicable law to terminate or revoke this Security Agreement, the Pledgor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by the Pledgor, is actually received by the Agent. Such notice shall not affect the right and power of the Lender or the Agent to enforce rights arising prior to receipt thereof by the Agent. If the Lender grants loans or takes other action after the Pledgor terminates or revokes this Security Agreement but before the Agent receives such written notice, the rights of the Agent with respect thereto shall be the same as if such termination or revocation had not occurred.

16. Successors and Assigns. This Security Agreement shall be binding upon the Pledgor and upon its successors and assigns and shall inure to the benefit of the Lender and the Agent and their respective successors and assigns; all references herein to the Borrower, to Brooke Credit, to the Parent, to the Lender, to the Agent and to the Pledgor shall be deemed to include their respective successors and assigns; provided that the Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of the Lender and the Agent. The successors of the Pledgor, Brooke Credit and the Parent shall include, without limitation, their respective receivers, trustees, debtors-in-possession or successor trustees.

17. GOVERNING LAW. ANY DISPUTE AMONG THE LENDER, THE AGENT OR THE GUARANTOR ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

18. CONSENT TO JURISDICTION; COUNTERCLAIMS; FORUM NON CONVENIENS. (a) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (b) OF THIS SECTION 18, THE AGENT, THE LENDER AND THE GUARANTOR AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK OR, TO THE EXTENT SUCH COURTS LACK JURISDICTION, STATE COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK.

(b) OTHER JURISDICTIONS. THE AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTOR OR ITS REAL OR PERSONAL PROPERTY IN A

COURT IN ANY LOCATION TO ENABLE THE AGENT TO OBTAIN PERSONAL JURISDICTION OVER THE GUARANTOR OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT. THE GUARANTOR SHALL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE AGENT ARISING OUT OF OR RELATING TO THIS GUARANTY.

(c) VENUE; FORUM NON CONVENIENS. EACH OF THE GUARANTOR, THE AGENT AND THE LENDER WAIVES ANY OBJECTION THAT IT MAY HAVE (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS) TO THE LOCATION OF THE COURT IN WHICH ANY PROCEEDING IS COMMENCED IN ACCORDANCE WITH THIS SECTION 18.

19. SERVICE OF PROCESS. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTOR’S NOTICE ADDRESS SPECIFIED BELOW, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING.

20. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR, THE AGENT AND THE LENDER WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE LENDER, THE AGENT OR THE GUARANTOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. ANY OF THE AGENT, THE GUARANTOR OR THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

21. Further Assurances. If the Pledgor fails to perform any of its obligations hereunder, the Agent may (but shall not be required to) perform, or cause performance of, such obligation; and the Agent’s reasonable costs and expenses incurred in connection therewith shall be payable by the Pledgor. The Pledgor irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of the Pledgor (i) to execute on behalf of the Pledgor as debtor and to file financing statements necessary or desirable in the Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Agent in the Collateral and (ii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Agent in the Collateral. This appointment is coupled with an interest and is irrevocable. The Pledgor hereby authorizes the Agent to file one or more financing statements against the Pledgor in such jurisdictions as the Agent may select identifying the collateral as “all assets”, “all property” or words of similar import.

22. Waiver of Bond. The Pledgor waives the posting of any bond otherwise required of the Agent or the Lender in connection with any judicial process or proceeding to enforce any judgment or other court order entered in favor of the Agent or the Lender, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Security Agreement or any other agreement or document among any of the Agent, the Lender or the Pledgor.

23. Advice of Counsel. The Pledgor represents and warrants to the Agent and the Lender that he has discussed this Security Agreement and, specifically, the provisions of Sections 17 through 21 hereof, with its lawyers.

24. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing or by a telecommunications device capable of creating a printed record and shall be addressed to the party to be notified as follows:

if to the Pledgor, at:

Brooke Agency Services Company LLC

10950 Grandview Drive, Suite 600

Overland Park, Kansas 66210

Attention: President

Telephone: (913) 661-0123

Facsimile: (913) 339-6328

if to the Lender, at:

Autobahn Funding Company LLC

c/o DZ BANK AG Deutsche

Zentral-Genossenschaftsbank

New York Branch

609 5th Avenue

New York, New York 10017-1021

Attention: Asset Securitization Group

Telecopy: (212) 745-1651

if to the Agent, at:

DZ BANK AG Deutsche

Zentral-Genossenschaftsbank

New York Branch

609 5th Avenue

New York, New York 10017-1021

Attention: Asset Securitization Group

Telecopy: (212) 745-1651

or, as to each party, at such other address as designated by such party in a written notice to the other party. All such notices and communications shall be deemed to be validly served, given or delivered (i) three (3) days following deposit in the United States mails, with proper postage prepaid; (ii) upon delivery thereof if delivered by hand to the party to be notified; (iii) upon delivery thereof to a reputable overnight courier service, with delivery charges prepaid; or (iv) upon confirmation of receipt thereof if transmitted by a telecommunications device.

25. Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

26. Merger. This Security Agreement represents the final agreement of the Pledgor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, among any of the Agent, the Pledgor and the Lender.

27. Execution in Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Security Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Security Agreement.

28. Limited Recourse; No Petition. Notwithstanding anything else set forth in this Security Agreement to the contrary, the parties hereto agree that the obligations of the Pledgor hereunder shall be recourse to the Collateral only. Each of the Lender and the Agent agrees that it will not institute against the Pledgor any bankruptcy, reorganization, insolvency or similar proceeding until a date that is at least one year and one day after the Brooke Obligations shall have been paid in full.

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